UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2015

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(I.R.S. EmployerIdentification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 674-4529

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure set forth in Item 2.03 to this Current Report is incorporated into this Item 1.01 by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On March 27, 2015, Cosmos Holdings Inc. (the "Company") entered into a Loan Agreement with Dimitrios Goulielmos (the "Lender") pursuant to which the Company borrowed $70,000 from the Lender (the “Loan”). The Loan will bear an interest rate of 2% per annum, with a balloon payment of principal and interest and will mature on December 15, 2015. Mr. Goulielmos is the Chief Executive Officer and a Director of the Company.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	Loan Agreement, dated as of March 27, 2015, between Dimitrios Goulielmos and Cosmos Holdings Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: March 31, 2015	By:	/s/ Dimitrios Goulielmos
Dimitrios Goulielmos
Principal Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Loan Agreement, dated as of March 27, 2015, between Dimitrios Goulielmos and Cosmos Holdings Inc.

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